Annual Report

Real Estate Fund
December 31, 1997
T. Rowe Price

Report Highlights

Real Estate Fund

o Real estate stocks posted good returns in the final two months of 1997, a period marked by volatility due to concerns about turmoil in Asian markets.

o Your fund returned 7.82% during its first two months of operation, ahead of its Lipper peers and the Wilshire Real
     Estate Securities Index.

o Your fund is well diversified across various sectors of the real estate industry, with no area accounting for more than 14% of total assets.

o We believe valuations are relatively attractive for real estate stocks, offering good long-term return potential.

Fellow Shareholders

This is our first report since the inception of your fund on October 31, 1997, and we would like to welcome you as shareholders. Your fund turned in a strong performance during its first two months, a period of market volatility due to turmoil in Asian markets that affected U.S. stocks.

Performance Comparison

Period Ended 12/31/97

                                          2 Months
                                   Since Inception
10/31/97
_____________________________________________________

Real Estate Fund                              7.82%

Wilshire Real Estate
     Securities Index                         4.28

Lipper Real Estate Funds Average              3.90

Your fund generated a total return of 7.82%, comfortably surpassing the returns for the Wilshire Real Estate Securities Index and the average for other real estate funds over the two-month period. The fund's gain also exceeded the 6.43% return of the unmanaged Standard & Poor's 500 Stock Index. The strong relative performance was primarily due to stock selection and allocation among the various sectors of the real estate industry.

DIVIDEND DISTRIBUTION

Your Board of Directors declared an income dividend of $0.09 per share, paid on December 30, 1997, to shareholders of record on December 26. You should have already received your check or statement reflecting this activity.

INVESTMENT PHILOSOPHY

In our first report, we would like to review our investment philosophy for this fund. To begin with, several studies have shown that real estate can provide an enhanced overall return to a diversified portfolio of assets. We view the increasing securitization of real estate as a continuing trend that can provide growing opportunities for investors in the years ahead.

Your fund seeks attractive returns from real estate securities through a combination of capital appreciation and current income. In pursuit of the best investment alternatives, we will employ rigorous "bottom-up" fundamental research. Our strategy of investing in superior organizations will employ direct contact with companies and interviews with management. We will take advantage of our flexible program to provide shareholders with broader exposure to real estate opportunities and will review each holding for its individual investment merits and its place in the context of the entire portfolio. In addition, we strive to produce a well-diversified portfolio that is poised to take advantage of numerous opportunities across the real estate spectrum.

A well-diversified portfolio does not mean that we cannot be selective or focused. There are many companies and themes from which to choose. For example, we feel that we have suitable exposure to the lodging and leisure sector by virtue of our 8% position there. At the same time, we purposely weighted our holdings toward the full-service, upscale segment of this market since we currently are less sanguine about the limited-service area due to our concerns about oversupply.
While we believe strongly in portfolio diversification, at times we may selectively concentrate fund holdings when our conviction level is particularly high. We believe the current portfolio is well-balanced, as detailed in the Industry Diversification table to the left.

Industry Diversification

                                        Percent of
                                        Net Assets
                                          12/31/97

___________________________________________________

Diversified                                     14%

Apartment/Residential                           14

Office and Industrial                            9

Office                                           8

Lodging and Leisure                              8

Shopping Center                                  8

Industrial                                       6

Services                                         6

Miscellaneous                                    5

Regional Mall                                    4

Self Storage                                     3

Manufactured Housing                             3

Other Real Estate                                2

Reserves                                        10
___________________________________________________

Total                                        100.0%

MARKET ENVIRONMENT AND PORTFOLIO REVIEW

The past year was rewarding once again for real estate investors as industry securities posted a respect-able 19.8% return, measured by the Wilshire Real Estate Securities Index. While the broad market outpaced real estate stocks, this is not unusual in times of powerful market advances such as have occurred in recent years. The fourth quarter of 1997 was challenging, with a difficult October partly offset by better returns in the final two months.

During the year, we observed a continuation of a strong trend toward the securitization of real estate. Mergers and acquisitions within the sector remained robust, and industry consolidators delivered some of the highest returns. We believe this type of consolidation will continue, and your fund is positioned to take advantage of it.

Mergers and acquisitions within the sector remained robust, and industry consolidators delivered some of the highest returns.


Our largest holding, Crescent Real Estate Equities, is a diversified real estate organization adept at seizing opportunities across various segments of the industry. We also like the value-added approach favored by Reckson Associates Realty, an office and industrial real estate investment trust
(REIT) with a focus on enhancing returns through controlled and selective growth. Avalon Properties is an apartment REIT specializing in locations with high barriers to entry from potential competition. Simon DeBartolo Group is the largest public owner of regional malls, which has made the company the partner of choice for companies seeking superior access to consumers. Additionally, the flexibility of the fund allowed it to benefit from investments in services companies such as Trammell Crow. In total, when reviewing the composition of the portfolio, we believe we have effectively invested in an assembly of quality organizations, well positioned to take advantage of the industry's potential.

OUTLOOK

We remain cautiously optimistic that the real estate recovery, as well as the current balance between limited supply and strong demand, will continue to reward investors during the foreseeable future. A growing economy provides steady demand for the products and services offered by our holdings. A more crucial variable, building supply, appears reasonably balanced at this time. The earnings visibility provided by the typical lead times for construction, and the contractual nature of rents in the industry, make real estate securities attractive, in our view. While we have observed some new construction and higher prices being paid for real estate transactions, we do not feel that the prices of real estate securities are fully valued.

Once again, we would like to welcome shareholders to the fund and assure you that we will remain vigilant in our search for rewarding investment opportunities in the real estate industry.

Respectfully submitted,

David M. Lee
Chairman of the Investment Advisory Committee
January 23, 1998

T. Rowe Price Real Estate Fund
Portfolio Highlights
TWENTY-FIVE LARGEST HOLDINGS

                                        Percent of
                                        Net Assets
                                          12/31/97
___________________________________________________

Crescent Real Estate Equities                  3.1%

Equity Residential Properties Trust            2.4

Simon DeBartolo Group                          2.3

Vornado Realty Trust                           2.1

Equity Office Properties                       2.1
___________________________________________________

Starwood Lodging                               2.0

Reckson Associates Realty                      2.0

Spieker Properties                             1.9

SECURITY CAPITAL PACIFIC TRUST                 1.9

AMB Property                                   1.9
___________________________________________________

FelCor Suite Hotels                            1.9

Trammell Crow                                  1.8

Developers Diversified Realty                  1.8

Avalon Properties                              1.8

Trizec Hahn                                    1.8
___________________________________________________

Patriot American Hospitality                   1.8

Sun Communities                                1.8

Boston Properties                              1.8

Weeks                                          1.8

Kimco Realty                                   1.7
___________________________________________________

Public Storage                                 1.7

Apartment Investment & Management              1.7

Security Capital Industrial Trust              1.7

Duke Realty Investments                        1.7

Post Properties                                1.7
___________________________________________________

Total                                         48.2%


T. Rowe Price Real Estate Fund

For a share outstanding throughout each period

Financial Highlights

                                          10/31/97
                                           Through
                                          12/31/97

NET ASSET VALUE

Beginning of period                     $    10.00

Investment activities
    Net investment income                     0.08*
    Net realized and unrealized
      gain (loss)                             0.70

    Total from investment activities          0.78

Distributions
    Net investment income                    (0.09)

NET ASSET VALUE

End of period                           $    10.69
                                        __________

Ratios/Supplemental Data

Total return                                 7.82%*

Ratio of expenses to average
    net assets                               1.00%*!

Ratio of net investment income
    to average net assets                    6.07%*!

Portfolio turnover rate                       8.4%

Average commission rate paid            $   0.0366

Net assets, end of period
    (in thousands)                      $    7,259

*   Excludes expenses in excess of a 1.00% voluntary expense
    limitation in effect through 12/31/99.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
December 31, 1997
Portfolio of Investments

                                    Shares/Par        Value
                                               In thousands

Common Stocks  90.5%

REAL ESTATE  79.8%

Apartment/Residential  14.4%

Apartment Investment &
   Management, REIT                      3,400    $     125

Avalon Properties, REIT                  4,300          133

Bay Apartment Community, REIT            3,100          121

Camden Property Trust, REIT              3,700          115

Equity Residential Properties
   Trust, REIT                           3,500          177

Post Properties, REIT                    3,000          122

Security Capital Atlantic, REIT          5,400          114

SECURITY CAPITAL PACIFIC
   TRUST, REIT                           5,700          138

                                                      1,045

Diversified  13.4%

AMB Property                             5,500          138

Colonial Properties Trust, REIT          3,600          109

Cousins Properties, REIT                 3,900          114

Crescent Real Estate
   Equities, REIT                        5,800          228

Glenborough Realty Trust, REIT           3,300           98

Trizec Hahn                              5,600          130

Vornado Realty Trust, REIT               3,300          155

                                                        972

Industrial  6.4%

Eastgroup Properties, REIT               4,800          104

Meridan Industrial Trust, REIT           4,200          107

Security Capital Industrial
   Trust, REIT                           5,000          124

   Weeks, REIT                           4,000          128

                                                        463

Lodging & Leisure  8.3%

FelCor Suites Hotels, REIT               3,800          135

Homestead Village *                      4,600           69

Hospitality Properties Trust, REIT       3,700          121

Patriot American Hospitality, REIT       4,500          130

Starwood Lodging, REIT                   2,500          145

                                                        600

Manufactured Housing  3.2%

Manufactured Home
   Communities, REIT                     3,900          105

Sun Communities, REIT                    3,600          130

                                                        235

Office  8.3%

Arden Realty, REIT                       3,500    $     108

Boston Properties, REIT                  3,900          129

Cali Realty, REIT                        2,600          106

Equity Office Properties, REIT           4,800          151

Koger Equity, REIT                       5,000          110

                                                        604

Office & Industrial  8.5%

Duke Realty Investments, REIT            5,100          124

Kilroy Realty, REIT                      4,100          118

Liberty Property, REIT                   3,200           91

Reckson Associates Realty, REIT          5,700          145

Spieker Properties, REIT                 3,300          141

                                                        619

Other Real Estate  1.6%

Catellus Development *                   5,700          114

                                                        114

Regional Mall  4.2%

CBL & Associates Properties, REIT        3,900           96

Macerich, REIT                           1,600           46

Simon DeBartolo Group, REIT              5,000          163

                                                        305

Self Storage  3.4%

Public Storage, REIT                     4,300          126

Storage USA, REIT                        3,000          120

                                                        246

Shopping Center  8.1%

Developers Diversified Realty, REIT      3,500          134

Excel Realty Trust, REIT                 3,800          120

JP Realty, REIT                          4,100          106

Kimco Realty, REIT                       3,600          127

Weingarten Realty Investors,
   REIT                                  2,300          103

                                                        590

Total Real Estate                                     5,793

SERVICES  5.7%

Service  5.7%

Insignia Financial Group (Class A) *     4,000           92

Lasalle Partners *                       2,000           71

Security Capital Group (Class B) *       3,500    $     114

Trammell Crow *                          5,200          134

Total Services                                          411

Miscellaneous Common Stocks  5.0%                       363

Total Common Stocks (Cost  $6,269)                    6,567

Short-Term Investments  11.5%

Money Market Funds  11.5%

Reserve Investment Fund, 5.84% #       839,593          840

Total Short-Term Investments
   (Cost  $840)                                         840

Total Investments in Securities

102.0% of Net Assets (Cost $7,109)                $   7,407

Other Assets Less Liabilities                          (148)

NET ASSETS                                        $   7,259
                                                  _________

    #  Seven-day yield
    *  Non-income producing
 REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
December 31, 1997

Statement of Assets and Liabilities
In thousands

Assets

Investments in securities,
    at value (cost $7,109)                        $   7,407
Receivable for shares sold                              395
Other assets                                             91

Total assets                                          7,893


Liabilities

Payable for investment securities
    purchased                                           573
Other liabilities                                        61

Total liabilities                                       634

NET ASSETS                                        $   7,259
                                                  _________
Net Assets Consist of:

Accumulated net realized gain/loss -
    net of distributions                          $      24

Net unrealized gain (loss)                              298

Paid-in-capital applicable to
    679,250 shares of $0.0001 par
    value capital stock outstanding;
    1,000,000,000 shares authorized                   6,937

NET ASSETS                                        $   7,259
                                                  _________

NET ASSET VALUE PER SHARE                         $   10.69
                                                  _________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
Statement of Operations
In thousands

                                                   10/31/97
                                                    Through
                                                   12/31/97

Investment Income

Income
    Dividend                                      $      49
    Interest                                              6

    Total income                                         55

Expenses
    Custody and accounting                               14
    Legal and audit                                       8
    Registration                                          1
    Directors                                             1
    Miscellaneous                                         2
    Reimbursed by manager                               (18)

    Total expenses                                        8

Net investment income                                    47

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                   28
Change in net unrealized gain or
    loss on securities                                  298

Net realized and unrealized gain (loss)                 326

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $     373
                                                  _________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
Statement of Changes in Net Assets
In thousands

                                                   10/31/97
                                                    Through
                                                   12/31/97

Increase (Decrease) in Net Assets

Operations
    Net investment income                         $      47
    Net realized gain (loss)                             28
    Change in net unrealized gain
      or loss                                           298

    Increase (decrease) in net
      assets from operations                            373

Distributions to shareholders
    Net investment income                               (52)

Capital share transactions*
    Shares sold                                       6,845
    Distributions reinvested                             50
    Shares redeemed                                     (57)

    Increase (decrease) in net
      assets from capital
      share transactions                              6,838

Net Assets

Increase (decrease) during period                     7,159
Beginning of period                                     100

End of period                                     $   7,259
                                                  _________

*Share information
    Shares sold                                         670
    Distributions reinvested                              5
    Shares redeemed                                      (6)

    Increase (decrease) in shares
      outstanding                                       669

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
December 31, 1997
Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1997.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $6,603,000 and $358,000, respectively, for the year ended December 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income               $   5,000
Undistributed net realized gain                      (4,000)
Paid-in-capital                                      (1,000)

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $7,109,000, and net unrealized gain aggregated $298,000, of which $329,000 related to appreciated investments and $31,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, consisting of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $5,000 of management fees were not accrued by the fund for the year ended December 31, 1997, and $18,000 of other expenses were borne by the manager.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $11,000 for the year ended December 31, 1997, of which $5,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $6,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Real Estate Fund
Report of Independent Accountants

To the Board of Directors and Shareholders of T. Rowe Price Real
Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

Tax Information (Unaudited) for the Tax Year Ended 12/31/97
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
For corporate shareholders, 9% of the fund's distributed income qualified for the dividends-received deduction.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free
Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Real Estate Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117
Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

F12-050  12/31/97